UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014

FIRST MARINER BANCORP

(Exact name of registrant as specified in charter)

Maryland	000-21815	52-1834860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 S. Clinton Street, Baltimore, MD 21224

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (410) 342-2600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

On May 22, 2014, the Financial Industry Regulatory Authority notified First Mariner Bancorp (the “Company”) that if the Company has not filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (the “Form 10-Q”) by June 23, 2014, its common stock, par value $.05 per share (the “Common Stock”), will not be eligible for quotation on the OTC Bulletin Board (the “OTCBB”) and will be removed from listing.  Because it does not anticipate filing its form 10-Q, the Company anticipates that its Common Stock will be removed from listing on the OTCBB on or after June 24, 3014, at which point the Company anticipates that there no longer will be a trading market for the Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MARINER BANCORP

Date: June 2, 2014	/s/ Paul B. Susie
Paul B. Susie
Chief Financial Officer